UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2006

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

383 Colorow Drive

Salt Lake City, Utah 84108

(Address of principal executive offices)

(801) 583-4939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

NPS Pharmaceuticals and certain of its officers have been named as defendants in purported shareholder class action lawsuits filed in the United States District Court for the District of Utah. The lawsuits allege that between August 2005 and May 2006, the defendants made false and misleading statements concerning the company’s prospects for its proprietary drug, PREOS, in violation of U.S. securities laws. The plaintiff seeks class certification for the lawsuit, compensatory damages in an unspecified amount and unspecified equitable or injunctive relief. The company believes the claims are without merit and will defend against them vigorously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2006

NPS PHARMACEUTICALS, INC.

By:	/s/ Kevin J. Ontiveros
Kevin J. Ontiveros, Vice President Corporate Law and Assistant Corporate Secretary